UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Autopilot Asset Purchase and License Agreement

On March 27, 2026, Innovative Solutions and Support, Inc. (the “Company”) entered into and closed the transactions contemplated by that certain Asset Purchase and License Agreement (the “Autopilot Agreement”) with Honeywell International Inc. (“Honeywell”).

Pursuant to the Autopilot Agreement, Honeywell sold, assigned or licensed certain assets related to its general aviation autopilots and nav/com, multifunction display and transponder radios, granted exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its general aviation autopilots and nav/com, multifunction display and transponder radios to repair, overhaul, manufacture, sell, import, export and distribute certain products and granted certain other intellectual property rights to the Company for consideration of $22.0 million in cash.

The Autopilot Agreement contains customary representations and warranties of Honeywell regarding Honeywell’s authority to enter into the Autopilot Agreement, compliance with laws, and rights to its intellectual property and personal property. The Autopilot Agreement further contains customary representations and warranties of the Company, including regarding the Company’s authority and sufficiency of funds to enter into the Autopilot Agreement. Further, the Autopilot Agreement contains covenants of the parties customary for a transaction of this type. Mutual indemnification obligations are provided for under the Autopilot Agreement, subject to limitations customary for a transaction of this kind.

In connection with the Autopilot Agreement, the parties also entered into a Transition Services Agreement pursuant to which Honeywell will provide certain services to the Company, including technical support to assist the Company in its manufacture, repair and service of the products licensed from Honeywell.

The foregoing description of the Autopilot Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Autopilot Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Generators Asset Purchase and License Agreement

On March 28, 2026, the Company entered into and closed the transactions contemplated by that certain Asset Purchase and License Agreement (the “Generators Agreement”) with Honeywell.

Pursuant to the Generators Agreement, Honeywell sold, assigned or licensed certain assets related to its electronic generator and generator control unit for the F-15 and 767 tanker/freight platforms, including a sale of certain inventory, equipment and customer-related documents; an assignment of certain contracts; and a grant of exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its electronic generator and generator control unit for the F-15 and 767 tanker/freight platforms to repair, overhaul, manufacture, sell, import, export and distribute certain products to the Company for consideration of $8.0 million in cash.

The Generators Agreement contains customary representations and warranties of Honeywell regarding Honeywell’s authority to enter into the Generators Agreement, compliance with laws, and rights to its intellectual property and personal property. The Generators Agreement further contains customary representations and warranties of the Company, including regarding the Company’s authority and sufficiency of funds to enter into the Generators Agreement. Further, the Generators Agreement contains covenants of the parties customary for a transaction of this type. Mutual indemnification obligations are provided for under the Generators Agreement, subject to limitations customary for a transaction of this kind.

In connection with the Generators Agreement, the parties also entered into a Transition Services Agreement pursuant to which Honeywell will provide certain services to the Company, including technical support to assist the Company in its manufacture, repair and service of the products licensed from Honeywell.

The foregoing description of the Generators Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Generators Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Autopilot Press Release

On April 2, 2026, the Company issued a press release announcing the Autopilot Agreement and the transactions contemplated. A copy of that press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Generators Press Release

On April 2, 2026, the Company issued a press release announcing the Generators Agreement and the transactions contemplated. A copy of that press release is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*+	Asset Purchase and License Agreement, dated March 27, 2026, by and between Innovative Solutions and Support, Inc., and Honeywell International Inc.
2.2*+	Asset Purchase and License Agreement, dated March 28, 2026, by and between Innovative Solutions and Support, Inc., and Honeywell International Inc.
99.1	Press Release, dated April 2, 2026.
99.2	Press Release, dated April 2, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

+ Certain portions of this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 2, 2026	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer